TACTICAL DIVIDEND & MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 77.9%
	EQUITY - 77.9%
151,853	Communication Services Select Sector SPDR Fund (a)	$ 12,193,796
73,797	Consumer Discretionary Select Sector SPDR Fund(a)	14,844,267
90,439	Consumer Staples Select Sector SPDR Fund(a)	6,443,779
73,803	Energy Select Sector SPDR Fund	4,241,458
445,948	Financial Select Sector SPDR Fund	17,953,866
110,622	Health Care Select Sector SPDR Fund(a)	14,803,436
87,642	Industrial Select Sector SPDR Fund(a)	9,157,713
33,471	Materials Select Sector SPDR Fund(a)	2,849,052
62,130	Real Estate Select Sector SPDR Fund(a)	2,971,057
197,878	Technology Select Sector SPDR Fund	31,963,233
40,728	Utilities Select Sector SPDR Fund(a)	2,725,110
		120,146,767

	TOTAL EXCHANGE-TRADED FUNDS (Cost $117,205,853)	120,146,767

	SHORT-TERM INVESTMENTS — 31.8%
	COLLATERAL FOR SECURITIES LOANED - 9.6%
14,841,364	Dreyfus Government Cash Management, Investor Class, 0.03% (Cost $14,841,364)(b),(c)	14,841,364

	MONEY MARKET FUNDS - 22.2%
34,149,914	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.01% (Cost $34,149,914)(c)	34,149,914

	TOTAL SHORT-TERM INVESTMENTS (Cost $48,991,278)	48,991,278

	TOTAL INVESTMENTS - 109.7% (Cost $166,197,131)	$ 169,138,045
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.7)%	(14,972,198)
	NET ASSETS - 100.0%	$ 154,165,847

SPDR - Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of October 31, 2021 was $52,825,977.

(b)	Security was purchased with cash received as collateral for securities on loan at October 31, 2021. Total collateral had a value of $14,841,364 at October 31, 2021. Additional non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $38,972,492 as of October 31, 2021.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.